UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2010

U.S. BANCORP
 (Exact name of registrant as specified in its charter)

Delaware	1-6880	41-0255900
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Nicollet Mall Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 466-3000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

As previously announced, Richard K. Davis, U.S. Bancorp’s Chairman, President and Chief Executive Officer, will make a presentation at the Bank of America Merrill Lynch 2010 Banking and Financial Services Conference, at 2:35 p.m. ET on Tuesday, November 16, 2010, at the Westin New York at Times Square Hotel in New York City. A copy of the presentation slides, which will be discussed during the presentation, is attached hereto as Exhibit 99.1. These slides can also be accessed on U.S. Bancorp’s website at usbank.com by clicking on “About U.S. Bank” and then “Webcasts & Presentations” under the Investor/Shareholder Information heading, which is at the left side of the bottom of the page. A webcast of the presentation can also be accessed at this location on the website, and a replay of the webcast will be available within one hour at the same location and will remain posted through December 3, 2010.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Bank of America Merrill Lynch 2010 Banking and Financial Services Conference Slides

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP
By:	/s/ Lee R. Mitau

Lee R. Mitau Executive Vice President, General Counsel and Corporate Secretary

Date: November 16, 2010

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Bank of America Merrill Lynch 2010 Banking and Financial Services Conference Slides

4